TRANSCRIPT – IBEW Commercial Video (no intro)

Ted Chandler, Senior Managing Director – AFL-CIO HIT: Oftentimes, when it comes to community development, there's a focus on only the bricks and mortar.

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AFL-CIO HIT & IBEW

A Shared Commitment to Workers

Chang Suh, CEO – AFL-CIO HIT: The Housing Investment Trust, we're investing in new jobs, communities, and investing in your future.

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HIT’s IBEW Investment Impact

13,756 IBEW Jobs

27.7M Hours of On-site Work for IBEW Members

Chang Suh: We invest in union pension capital to help create affordable housing.

Ted Chandler: All the construction that we finance is built with 100% union labor.

Chang Suh: When you invest in people, when you invest in careers, when you invest in training and safety and education, that return, it's infinite.

Liz Shuler, Secretary-Treasurer, AFL-CIO: When we bring the power of the labor movement to bear with the capital that we have from our pension funds to invest in a project with the Housing Investment Trust, there's nothing more powerful than that.

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AFL-CIO Housing Investment Trust

Competitive Returns | Union Construction Jobs | Housing Finance

Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data is current as of March 31, 2021. Economic impact data is in 2020 dollars and all other figures are nominal.

Investors should consider HIT’s investment objectives, risks and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055. Investors should read the current prospectus carefully before investing.